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Exhibit 10.13.2

FIRST AMENDMENT TO THE
ALLIANT TECHSYSTEMS INC.
NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

        Section 1.3(a) of the Non-Employee Director Restricted Stock Plan is hereby amended to read in its entirety:

"(a) Subject to any adjustments made pursuant to Section 1.3(c), the aggregate number of shares of Stock that may be issued under the Plan shall be 60,600."

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FIRST AMENDMENT TO THE ALLIANT TECHSYSTEMS INC. NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN